Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The certification set forth below is being submitted in connection with Form 10-Q (the “Report”) for the purpose of complying with Rule 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934 and Section 1350 of Chapter 63 of Title 18 of the United States Code.

I, Vince Burgess, Chief Executive Officer of Acutus Medical, Inc. (the “Company”), in compliance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that, to the best of my knowledge, the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2020 filed with the Securities and Exchange Commission:

•	Fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
•	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Vince Burgess
Vince Burgess
President and Chief Executive Officer
(Principal Executive Officer)
November 12, 2020